Deutsche Bank Deutsche Bank 34 34 th Annual Annual Health Care Conference Health Care Conference Jay Gellert President and Chief Executive Officer May 18, 2009 Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date of this presentation, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words
“believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, a continued decline in the economy, negative prior period claims reserve developments, investment portfolio impairment charges, volatility in the financial markets, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or Medicaid business, litigation costs, regulatory issues, operational issues, health care reform and general business and market conditions.
Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk
Factors” section included within the company's most recent Annual Report on Form 10-K filed with the SEC and the risks discussed in the company’s other filings with the SEC. Audience participants are cautioned not to place undue reliance on these forward-looking statements.
The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
•
This presentation includes quarterly income statement
measurements that are not calculated and presented in
accordance with Generally Accepted Accounting Principles.
Audience participants should refer to the reconciliation table available in the company’s first quarter 2009 earnings press release, available on the company’s Web site at
www.healthnet.com,
which reconciles certain non-GAAP
financial information to GAAP financial information.
•
Management believes that the non-GAAP financial information
discussed in this presentation is useful as it provides the
audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.

Investment Thesis
Investment Thesis
•
Medicare improvement in 2009
•
Commercial margin expansion
•
Solid TRICARE performance
•
Continued G&A savings
•
Value creation opportunities and enhanced
focus through strategic review
•
Positioned for health reform

Report Card: 1Q09 Results
Report Card: 1Q09 Results
•
EPS of $0.41
(1)
vs. First Call mean of $0.35 per diluted share
•
Medicare business
MA MCR improved 60 basis points vs. 1Q08
PDP MCR improved 960 basis points vs. 1Q08
•
Commercial business
PMPM premium yield
>
PMPM health care costs
Commercial MCR
(2)
improved 100 basis points vs. 1Q08
•
Government Contracts ratio improved 50 basis points vs. 1Q08
•
G&A expense ratio
(3)
improved 30 basis points vs. 1Q08
(1) Excludes the impact of a $2.2 million pretax benefit for a litigation reserve true-up, a $46.9 million pretax operations strategy-related charge, and a $6.3 million tax benefit for the favorable outcome resulting from a tax audit in 1Q09
(2) Excludes the impact of a $2.2 million pretax benefit for a litigation reserve true-up in 1Q09 and $43.2 million in litigation-related charges in 1Q08
(3) Excludes the impact of a $46.9 million pretax operations strategy-related charge in 1Q09, a $35.8 million operations strategy-related charge, and a $3.4 million loss on the sale of assets of a small non-core subsidiary in 1Q08
As of March 31, 2009

Medicare Strategy
Medicare Strategy
• Achieve 2009 gross margin targets
• Grow network-model MA plans
• Exit Private Fee-for-Service in 2010
• Position for ongoing business resulting
from changes in Medicare

7 Commercial Business Opportunities Commercial Business Opportunities • Further margin expansion • Lower-cost, narrow network products • Underwriting discipline • Improved health care cost management

Government & Specialty Services
Government & Specialty Services
•
Stable financial performance near-term
•
Growth opportunities with MHN providing behavioral
health services to military beneficiaries
•
Awaiting TRICARE award announcement
•
Additional opportunities for growth
– TRICARE Overseas
– Expansion of Military Family Life Consultant program
– Veterans Affairs support for PTSD and traumatic
brain injury

Achieving Operational Excellence
Achieving Operational Excellence
Timeline
2007 - 2008
2007 - 2008
2008 - 2009
2008 - 2009
2009 - 2010
2009 - 2010
Recognize Opportunity Year of Investment Harvesting Benefits
•
G&A ratio improved 140 basis points since 2006
(1)
•
Additional opportunities from Operations Strategy
–
Application and infrastructure repositioning
–
Standardization of processes
–
Consolidation of operations
•
Further G&A savings in 2010
(1) Excludes the impact of a $46.9 million pretax operations strategy-related charge
As of March 31, 2009

2009 and Beyond
2009 and Beyond
•
Medicare
– Significant improvement in MA and PDP
in 2009
–
Planning for potential changes
•
Solid commercial assets with margin
improvement opportunities
•
Value creation opportunities through
strategic review
•
Positioned for health reform